Exhibit 99.1

REDACTED TO OMIT COMPETITIVELY SENSITIVE, TRADE SECRET, PROPRIETARY AND OTHER CONFIDENTIAL INFORMATION PURSUANT TO RULE 12.1 OF THE COMMISSION'S RULES OF PRACTICE AND PROCEDURE

BEFORE THE
LOUISIANA PUBLIC SERVICE COMMISSION

IN RE:
APPLICATION OF CLECO POWER LLC FOR CERTIFICATE OF PUBLIC CONVENIENCE AND NECESSITY FOR: (I) AUTHORIZATION FOR CLECO POWER LLC TO ENTER INTO A PROPOSED POWER PURCHASE AGREEMENT WITH CLECO EVANGELINE LLC; (II) AUTHORIZATION FOR CLECO POWER LLC TO FLOW‑THROUGH, IN ITS JURISDICTIONAL RATES, THE CHARGES THAT IT PAYS UNDER THE POWER PURCHASE AGREEMENT; AND (III) EXPEDITED TREATMENT UNDER THE LPSC'S STREAMLINED PROCEDURES FOR LIMITED TERM PURCHASE POWER AGREEMENTS
) ) ) ) )	DOCKET NO. U-32223
UNOPPOSED SETTLEMENT AGREEMENT

This Unopposed Settlement Agreement (this “Settlement”) is entered into between the Louisiana Public Service Commission Staff ("LPSC Staff") and Cleco Power LLC (“Cleco Power”), effective this 16th     day of March, 2012.

RECITALS
WHEREAS, Cleco Power filed its captioned application in this docket January 31, 2012, seeking: (i) authorization for Cleco Power to enter into a proposed power purchase agreement with Cleco Evangeline LLC (the “Evangeline PPA”); (ii) authorization for Cleco Power to flow-through, in its jurisdictional rates, the charges that it pays under the Evangeline PPA; and (iii) expedited treatment under the Louisiana Public Service Commission's (the “Commission”) streamlined procedures for limited term purchase power agreements, as specified in ordering paragraph 7 of the Commission's General Order (Corrected) in Docket No. R-30517, issued May 27, 2009 (the “1983 General Order”);
WHEREAS, the Evangeline PPA is for 730 MW of capacity and associated energy, and has a 3-year delivery term beginning May 1, 2012 and ending April 30, 2015;
WHEREAS, Cleco Power's application in this docket was noticed in the Commission's Official Bulletin No. 1003, published February 3, 2012, with a 15-day intervention period;
WHEREAS, timely interventions were filed in this docket by Boise Packaging & Newsprint, L.L.C. and by Cabot Corporation (collectively, the “Interveners”);
WHEREAS, all issues in this docket have been resolved, and Cleco Power and LPSC Staff desire to propose the terms and condition specified in this Settlement to the Commission for the Commission's consideration; and
WHEREAS, the Interveners in this docket have expressed their non-opposition to this Settlement, and accordingly, this Settlement is unopposed and is being filed by the parties under Paragraph 7(I)(3) of the 1983 General Order.

-#PageNum#-

NOW, THEREFORE, Cleco Power and LPSC Staff propose the following terms and conditions regarding Cleco Power's application in this docket:

A.Approval of Cleco Power's Application and Authorization of the Evangeline PPA.

1.
Subject to the terms and conditions of this Settlement, Cleco Power's application in this docket is approved, and the Evangeline PPA is found to be prudent and to serve the public convenience and necessity.

2.
The Evangeline PPA is an affiliate transaction. The Evangeline PPA, however, was selected as the lowest reasonable cost and most reasonably reliable resource pursuant to Cleco Power's Final Informational Filing, Containing Request for Proposals for Contractual Resources to Meet the Cross-State Air Pollution Rule Beginning in May 2012 (the “2011 RFP”). The 2011 RFP complied with the requirements of the Commission's General Order, issued October 29, 2008, in Docket No. R-26172, Subdocket C (the “MBM Order”), including the requirement that an Independent Monitor be retained to provide oversight of the 2011 RFP and to implement safeguards to prevent affiliate preference. (See ordering paragraph 15 of the MBM Order.) The 2011 RFP was conducted in a fair and transparent manner, and the Evangeline PPA was properly selected by Cleco Power as the lowest reasonable cost and most reasonably reliable resource.

B.Ratemaking Aspects of the Evangeline PPA.

1.
Cleco Power agrees to forego recovery from retail rates the LPSC-jurisdictional capacity costs associated with 250 MW of the Evangeline PPA, for the first contract year (being the period May 1, 2012 through April 30, 2013). Any capacity revenue resulting from any off-system sale, together with the capacity cost associated with the Evangeline PPA, shall be

-#PageNum#-

included in Cleco Power's Formula Rate Plan (“FRP”) cost of service for purposes of calculating the excess earnings refund, if any, that may be payable to Cleco Power's LPSC-jurisdictional customers. Cleco Power commits to using reasonable and prudent efforts to achieve off-system sales of the capacity and energy associated with the 250 MW, in order to maximize any available refunds to its customers.

2.
During the first contract year of the Evangeline PPA (being the period May 1, 2012 through April 30, 2013), and with respect to the LPSC-jurisdictional capacity costs associated with the remaining 480 MW of the Evangeline PPA, those 480 MW of capacity costs are eligible for recovery beginning May 1, 2012, but the timing of the collection of those costs are governed by the provisions of this paragraph B(2) and paragraph B(3). Cleco Power shall defer 86.9% (the LPSC-jurisdictional percentage of capacity costs based on Cleco Power's June 30, 2011 FRP filing) of capacity costs associated with 240 MW of the Evangeline PPA incurred for the first contract year (being one-half of the aforesaid 480 MW). Cleco Power shall establish a regulatory asset for such deferred capacity costs, which shall include a carrying charge calculated at 6.4% (Cleco Power's debt rate as calculated in Cleco Power's June 30, 2011 FRP filing). Such debt rate shall be applied to the balance of the regulatory asset, net of associated deferred taxes. See attached Exhibit A to this Settlement, which is a schedule of the monthly deferral balances and their recovery in retail rates.

3.
Beginning July 1, 2012, Cleco Power shall collect, through Rider FRP, the LPSC-jurisdictional capacity costs associated with 240 MW of the Evangeline PPA (being the other one-half of the aforesaid 480 MW). Such collection shall include recovery of capacity costs associated with 240 MW of the Evangeline PPA for the months of May 2012 and June 2012. Beginning July 1, 2013, Cleco Power shall include in rates the LPSC-jurisdictional capacity

-#PageNum#-

costs associated with the 730 MW of contract capacity. Beginning July 1, 2013, Cleco Power shall also collect, evenly over the next 24 months, amounts sufficient to amortize the regulatory asset balance established under paragraph B(2) to $0, by June 30, 2015. This is shown in Exhibit A to this Settlement.

4.
Energy-related charges for the jurisdictional portion of the entire Evangeline PPA may flow through Cleco Power's fuel adjustment clause in the normal manner in accordance with the Commission's fuel adjustment clause General Order. This applies to fuel, variable non-fuel O&M and CT start-up charges.) All off-system energy revenues associated with sales from Evangeline will be credited to the fuel clause in the normal manner.

5.	All of the above provisions are for costs properly allocated to the LPSC jurisdiction.
C.General Provisions.

1.
Cleco Power has an affirmative obligation to prudently manage and administer the Evangeline PPA for the benefit of its LPSC-jurisdictional customers (including scheduling and dispatch, the enforcement of contract terms, and the sale off-system of any amounts of the Evangeline PPA available and not needed for service to native load).

2.
This Settlement shall have no precedential effect in any other proceedings involving issues similar to those herein, and shall be without prejudice to the right of either party to take any position on any such similar issue in the future.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURES FOLLOW]

-#PageNum#-

IN WITNESS WHEREOF, the parties have executed this Unopposed Settlement Agreement effective on the date set forth above.

By:    /s/ Brandon M. Frey
Brandon M. Frey
LPSC Deputy General Counsel

Date:        3/16/12
REPRESENTING
LOUISIANA PUBLIC SERVICE COMMISSION STAFF

By:    /s/ Daniel T. Pancamo
Alan C. Wolf
Daniel T. Pancamo
Nathan G. Huntwork
Phelps Dunbar, L.L.P.

Date:        3/16/12
REPRESENTING CLECO POWER LLC

-#PageNum#-

THE INTERVENER PARTIES LISTED BELOW EXPRESS NO OPPOSITION TO THIS SETTLEMENT:

By:    /s/ Katherine W. King
Katherine W. King
J. Randy Young
Kean Miller LLP

Date:        3/16/12
REPRESENTING BOISE PACKAGING & NEWSPRINT, LLC

By:    /s/ David L. Guerry
David L. Guerry
Jamie Hurst Watts
Long Law Firm, L.L.P.

Date:        3/16/12
REPRESENTING CABOT CORPORATION

-#PageNum#-